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                                                                Exhibit (n) (ii)

                         CONSENT OF FOLEY & LARDNER LLP

     We hereby consent to the reference to this firm under "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 18 to this registration statement (File No. 033-47927).





April 26, 2004                             By:  /s/ Thomas C. Lauerman, Partner
                                                -------------------------------
                                                      FOLEY & LARDNER LLP